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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                JANUARY 21, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


            PENNSYLVANIA                                       25-1435979
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                         Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)





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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.



ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On January 21, 2004, The PNC Financial Services Group, Inc. (the "Corporation") issued a press release regarding the Corporation's earnings and business for the quarter and year ended December 31, 2003. A copy of this press release is included in this report as
           Exhibit 99.1 and is furnished herewith.



                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


           Date:  January 21, 2004          By: /s/ Samuel R. Patterson
                                                ------------------------------
                                                Samuel R. Patterson
                                                Controller



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                                  EXHIBIT INDEX


Number    Description                                     Method of Filing
------    -----------                                     ----------------

 99.1     Press Release dated January 21, 2004            Furnished Herewith